SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2003



                                 FIBERCORE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Nevada                        000-21823                    87-0445729
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  (STATE OR OTHER            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
  JURISDICTION OF                                            IDENTIFICATION NO.)
  INCORPORATION)



           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900



                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.

            RESIGNATION OF CHIEF FINANCIAL OFFICER

            On May 27, 2003 FiberCore, Inc. (the "Company") received from Mr. Robert P. Lobban a letter of resignation from his position as Chief Financial Officer and Treasurer of the Company, effective the end of the month, to pursue other opportunities. There were no disputes between Mr. Lobban and the Company relative to the financial reporting of the Company. Mr. Lobban had also been serving as a Director of the Company's Brazilian subsidiary, from which position he has also resigned. He had been the CFO of the Company since 2001. Mr. Lobban has agreed to assist the Company in a consulting role during the transition.

            The Company has named Mr. John D. Ronnquist to the position of Interim Chief Financial Officer to fill the vacancy. Mr. Ronnquist has been the Company's Corporate Controller since January of 2001. Previously, he has held senior financial positions with Westvaco Corporation and Luxtec Corporation.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       FIBERCORE, INC.



                                       By:    /s/ Robert P. Lobban
                                           -------------------------------------
                                           Name:  Robert P. Lobban
                                           Title: Chief Financial Officer and
                                                    Treasurer

Date:  May 29, 2003